Exhibit 99.1

ServiceNow Reports Financial Results for Fourth Quarter and Fiscal Year 2015

SANTA CLARA, Calif.--(BUSINESS WIRE)--January 27, 2016--ServiceNow® (NYSE:NOW), the enterprise cloud company, today announced the financial results for its fourth quarter and fiscal year 2015.

Fourth Quarter 2015 Results:

  Total revenues of $285.7 million, an increase of 44% year-over-year and 51% in constant currency.
  GAAP net loss of $37.4 million, or loss of $0.23 per basic and diluted share, compared to a GAAP net loss of $44.7 million, or loss of $0.30 per basic and diluted share, in the fourth quarter of 2014.
  Non-GAAP net income of $32.6 million, or income of $0.20 per basic share and $0.19 per diluted share, compared to a non-GAAP net income of $4.9 million, or income of $0.03 per basic and diluted share, in the fourth quarter of 2014 (see the table entitled "Results of Operations GAAP to Non-GAAP Reconciliation” for a reconciliation of these GAAP and non-GAAP financial measures).
  Billings were $365.7 million, an increase of 33% year-over-year and 39% in constant currency, (see the table entitled "Results of Operations GAAP to Non-GAAP Reconciliation” for a reconciliation of non-GAAP billings to GAAP revenues).
  Free cash flow was $80.2 million, an increase of 107% year-over-year.

Fiscal Year 2015 Results:

  Total revenues of $1.0 billion, an increase of 47% year-over-year and 56% in constant currency.
  GAAP net loss of $198.4 million, or loss of $1.27 per basic and diluted share, compared to a GAAP net loss of $179.4 million, or loss of $1.23 per basic and diluted share, in the prior year.
  Non-GAAP net income of $67.4 million, or income of $0.43 per basic share and $0.40 per diluted share, compared to non-GAAP net loss of $10.0 million, or loss of $0.07 per basic and diluted share, in the prior year (see the table entitled "Results of Operations GAAP to Non-GAAP Reconciliation” for a reconciliation of these GAAP and non-GAAP financial measures).
  Billings were $1.2 billion, an increase of 41% year-over-year and 50% in constant currency (see the table entitled “Results of Operations GAAP to Non-GAAP Reconciliation” for a reconciliation of non-GAAP billings to GAAP revenues).
  Free cash flow was $227.6 million, an increase of 169% year-over-year.

“We marked a huge milestone in 2015, becoming only the second enterprise SaaS company to surpass $1 billion in revenue,” said Frank Slootman, president and chief executive officer, ServiceNow. “This was our largest quarter yet for net new annualized contract value, punctuated by 26 net new Global 2000 customers in the quarter.”

Financial Outlook

The financial guidance discussed below is on a non-GAAP basis, except for revenues and headcount, and excludes stock-based compensation expense, amortization of intangibles, and business combination related expenses (see table which reconciles these non-GAAP financial measures to the related GAAP measures). For the first quarter of 2016, we expect:

  Total revenues between $298 and $303 million, representing year-over-year growth between 41% and 43%, and 42% and 44% in constant currency. Our total revenues estimate consists of subscription revenues between $261 and $265 million and professional services and other revenues between $37 and $38 million.
  Billings between $360 and $365 million, representing year-over-year growth between 34% and 36%, and 36% and 38% in constant currency.
  Subscription gross margin of approximately 83%, professional services and other gross margin of approximately 9% and overall gross margin of approximately 73%.
  Operating margin and free cash flow margin of approximately 5% and 21%, respectively.
  Weighted average shares used to compute diluted net income per share of approximately 173 million shares.

For the full year 2016, we expect:

  Total revenues between $1.34 and $1.37 billion, representing year-over-year growth between 33% and 36%, and 34% and 37% in constant currency. Our total revenues estimate consists of subscription revenues between $1.18 and $1.20 billion and professional services and other revenues between $160 and $170 million.
  Billings of approximately $1.6 billion, representing year-over-year growth of 33% and 34% in constant currency.
  Operating margin and free cash flow margin of approximately 12% and 24%, respectively.
  Weighted average shares used to compute diluted net income per share of approximately 177 million shares.
  Net headcount additions of approximately 1,000.

“We now have 230 customers each paying us more than $1 million in annualized contract value, a 50% increase year-over-year,” said Michael Scarpelli, chief financial officer, ServiceNow. “We expect to continue to show meaningful free cash flow generation at scale, as seen by our 24% free cash flow margin guidance in 2016.”

Conference Call Details

The conference call will begin at 2 p.m. Pacific Time (22:00 GMT) on Wednesday, Jan. 27, 2016. Interested parties may listen to the call by dialing 877.280.4958 (passcode: 88267404), or if outside North America, by dialing + 1.857.244.7315 (passcode: 88267404). Individuals may access the live teleconference from the investor relations section of the ServiceNow website at http://investors.servicenow.com.

An audio replay of the conference call and webcast will be available three hours after its completion and will be accessible for 30 days. To hear the replay, interested parties may go to the investor relations section of the ServiceNow website or dial 888.286.8010 (passcode: 10750035), or if outside North America, by dialing +1.617.801.6888 (passcode: 10750035).

Statement regarding use of non-GAAP financial measures

We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

Our financial measures under GAAP include foreign currency impact, stock-based compensation expense, the amortization of debt discount and issuance costs related to the convertible senior notes, amortization of intangibles and business combination related expenses, and the related income tax effect of these adjustments. We believe the presentation of operating results that exclude these items provides useful supplemental information to investors and facilitates the analysis of our core operating results and comparison of operating results across reporting periods.

Free cash flow, which is a non-GAAP financial measure, is calculated as GAAP net cash provided by operating activities reduced by purchases of property and equipment. Free cash flow margin is calculated as free cash flow as a percentage of revenues. We believe information regarding free cash flow and free cash flow margin provide investors with an important perspective on the cash available to invest in our business and fund ongoing operations. However, our calculation of free cash flow and free cash flow margin may not be comparable to similar measures used by other companies.

Billings is calculated as revenue plus the change in total deferred revenue as presented on the statement of cash flows. We believe billings offers investors useful supplemental information regarding the performance of our business, and will help investors better understand the sales volumes and performance of our business.

We present constant currency information to provide a framework for assessing how our underlying business performed excluding the effect of foreign currency rate fluctuations. To present this information, current period results for entities reporting in currencies other than U.S. Dollars are converted into U.S. Dollars at the exchange rates in effect during the prior period presented, rather than the actual exchange rates in effect during the current period.

The company encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. Please see the tables included at the end of this release for the reconciliation of GAAP and non-GAAP results.

Use of forward-looking statements

This release contains “forward-looking statements” regarding our performance, including but not limited to the section entitled “Financial Outlook.” Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.

Among the important factors that could cause actual results to differ materially from those in any forward-looking statements include: (i) errors, interruptions, delays, or security breaches in or of our service or web hosting, (ii) our ability to grow at our expected rate of growth, including our ability to convert deferred revenue and backlog into revenue, add and retain customers, sell additional subscriptions to existing customers and enter new geographies and markets, (iii) our ability to continue to release, and gain customer acceptance of, improved versions of our services, (iv) our ability to develop and gain customer acceptance of new products and services, including our platform, and (v) our ability to compete successfully against existing and new competitors.

Further information on these and other factors that could affect our financial results are included in our Form 10-K for the year ended December 31, 2014 and in other filings we make with the Securities and Exchange Commission from time to time, including our Form 10-K that will be filed for the year ended December 31, 2015.

We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.

About ServiceNow

ServiceNow is changing the way people work. With a service-orientation toward the activities, tasks and processes that make up day-to-day work life, we help the modern enterprise operate faster and be more scalable than ever before. Customers use our service model to define, structure and automate the flow of work, removing dependencies on email and spreadsheets to transform the delivery and management of services for the enterprise. ServiceNow enables service management for every department in the enterprise including IT, human resources, facilities, field service and more. We deliver a ‘lights-out, light-speed’ experience through our enterprise cloud – built to manage everything as a service. To find out how, visit www.servicenow.com.

ServiceNow and the ServiceNow logo are registered trademarks of ServiceNow. All other brand and product names are trademarks or registered trademarks of their respective holders.

ServiceNow, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)

	Three Months Ended		Twelve Months Ended
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
	(unaudited)		(unaudited)
Revenues:
Subscription	$244,702	$166,751	$848,278	$567,217
Professional services and other	40,948	31,253	157,202	115,346
Total revenues	285,650	198,004	1,005,480	682,563
Cost of revenues (1):
Subscription	49,511	40,330	183,400	142,687
Professional services and other	41,398	30,308	146,013	106,089
Total cost of revenues	90,909	70,638	329,413	248,776
Gross profit	194,741	127,366	676,067	433,787
Operating expenses (1):
Sales and marketing	133,909	95,764	498,439	341,119
Research and development	58,443	42,026	217,389	148,258
General and administrative	33,247	26,260	126,604	96,245
Total operating expenses	225,599	164,050	842,432	585,622
Loss from operations	(30,858)	(36,684)	(166,365)	(151,835)
Interest and other expense, net	(4,796)	(6,562)	(26,647)	(23,705)
Loss before provision for income taxes	(35,654)	(43,246)	(193,012)	(175,540)
Provision for income taxes	1,724	1,417	5,414	3,847
Net loss	$(37,378)	$(44,663)	$(198,426)	$(179,387)
Net loss per share - Basic and Diluted	$(0.23)	$(0.30)	$(1.27)	$(1.23)
Weighted-average shares used to compute net loss per share - Basic and Diluted	159,718,874	148,666,257	155,706,643	145,355,543

(1) Includes total stock-based compensation expense for stock-based awards as follows:
	Three Months Ended		Twelve Months Ended
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Cost of revenues:
Subscription	$6,233	$4,092	$23,416	$14,988
Professional services and other	6,477	3,928	23,265	13,116
Sales and marketing	27,659	17,624	102,349	54,006
Research and development	18,623	12,562	70,326	42,535
General and administrative	9,190	7,790	38,357	29,674

ServiceNow, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

	December 31, 2015	December 31, 2014
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$412,305	$252,455
Short-term investments	388,945	416,336
Accounts receivable, net	203,333	159,171
Current portion of deferred commissions	51,976	43,232
Prepaid expenses and other current assets	29,076	35,792
Total current assets	1,085,635	906,986
Deferred commissions, less current portion	33,016	29,453
Long-term investments	422,667	266,772
Property and equipment, net	144,714	104,237
Intangible assets, net	43,005	54,526
Goodwill	55,669	55,016
Other assets	22,346	7,762
Total assets	$1,807,052	$1,424,752

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$37,369	$17,829
Accrued expenses and other current liabilities	101,264	79,497
Current portion of deferred revenue	593,003	409,671
Total current liabilities	731,636	506,997
Deferred revenue, less current portion	10,751	12,567
Convertible senior notes, net	474,534	443,437
Other long-term liabilities	23,317	33,076
Stockholders’ equity	566,814	428,675
Total liabilities and stockholders’ equity	$1,807,052	$1,424,752

ServiceNow, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)

	Three Months Ended		Twelve Months Ended
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
	(unaudited)		(unaudited)
Cash flows from operating activities:
Net loss	$(37,378)	$(44,663)	$(198,426)	$(179,387)
Adjustments to reconcile net loss to net cash provided by operating activities:			—
Depreciation and amortization	16,399	13,325	60,356	42,059
Amortization of premiums on investments	1,684	2,040	7,064	8,084
Amortization of deferred commissions	17,486	14,872	65,541	51,270
Amortization of debt discount and issuance costs	7,973	7,451	31,097	29,059
Stock-based compensation	68,182	45,996	257,713	154,319
Tax benefit from employee stock plans	(1,482)	(847)	(2,663)	(2,037)
Deferred income tax	(1,282)	(1,198)	(1,282)	(1,198)
Other	(830)	(2,496)	(6,223)	(4,469)
Changes in operating assets and liabilities:
Accounts receivable	(45,552)	(49,850)	(50,855)	(56,785)
Deferred commissions	(25,974)	(26,671)	(80,142)	(73,786)
Prepaid expenses and other assets	(2,046)	(3,154)	(10,961)	(5,540)
Accounts payable	6,473	6,331	14,785	10,223
Deferred revenue	80,088	76,042	195,900	168,393
Accrued expenses and other liabilities	21,331	10,446	33,187	(1,305)
Net cash provided by operating activities	105,072	47,624	315,091	138,900
Cash flows from investing activities:
Purchases of property and equipment	(24,893)	(8,880)	(87,481)	(54,379)
Business combination, net of cash acquired	—	—	(1,100)	(99,813)
Purchase of other intangibles	(1,750)	—	(1,750)	—
Purchases of investments	(169,615)	(160,610)	(712,782)	(521,393)
Purchases of strategic investments	(500)	—	(10,500)	—
Sale of investments	34,414	69,190	277,045	166,997
Maturities of investments	101,415	57,097	305,047	191,715
Restricted cash	186	—	(222)	(55)
Net cash used in investing activities	(60,743)	(43,203)	(231,743)	(316,928)
Cash flows from financing activities:
Proceeds from employee stock plans	20,001	14,998	93,348	69,396
Taxes paid related to net share settlement of equity awards	(192)	(167)	(12,795)	(661)
Tax benefit from employee stock plans	1,482	847	2,663	2,037
Payments on financing obligation	(111)	—	(223)	—
Net cash provided by financing activities	21,180	15,678	82,993	70,772
Foreign currency effect on cash and cash equivalents	(2,277)	(2,730)	(6,491)	(6,592)
Net increase/(decrease) in cash and cash equivalents	63,232	17,369	159,850	(113,848)
Cash and cash equivalents at beginning of period	349,073	235,086	252,455	366,303
Cash and cash equivalents at end of period	$412,305	$252,455	$412,305	$252,455

Calculation of free cash flow (a non-GAAP measure):
Net cash provided by operating activities	$105,072	$47,624	$315,091	$138,900
Purchases of property and equipment	(24,893)	(8,880)	(87,481)	(54,379)
Free cash flow	$80,179	$38,744	$227,610	$84,521

ServiceNow, Inc.
Results of Operations GAAP to Non-GAAP Reconciliation
(in thousands, except share and per share data)
(Unaudited)

	Three Months Ended				Twelve Months Ended
	December 31, 2015	December 31, 2014	Growth rates	Constant currency growth rates (1)	December 31, 2015	December 31, 2014	Growth rates	Constant currency growth rates (1)

Revenues:
GAAP subscription revenues	$244,702	$166,751			$848,278	$567,217
GAAP professional services and other revenues	40,948	31,253			157,202	115,346
GAAP total revenues	285,650	198,004	44%	51%	1,005,480	682,563	47%	56%
Change in deferred revenue from Consolidated Statements of Cash Flows	80,088	76,042			195,900	168,393
Non-GAAP billings	$365,738	$274,046	33%	39%	$1,201,380	$850,956	41%	50%

Cost of revenues:
GAAP subscription cost of revenues	$49,511	$40,330			$183,400	$142,687
Add back:
Stock-based compensation	(6,233)	(4,092)			(23,416)	(14,988)
Amortization of intangibles (2)	(2,762)	(2,865)			(11,087)	(6,225)
Business combination and other related costs	—	—			—	(2)
Non-GAAP subscription cost of revenues	$40,516	$33,373			$148,897	$121,472

GAAP professional services and other cost of revenues	$41,398	$30,308			$146,013	$106,089
Add back:
Stock-based compensation	(6,477)	(3,928)			(23,265)	(13,116)
Business combination and other related costs	—	—			—	(9)
Non-GAAP professional services and other costs of revenues	$34,921	$26,380			$122,748	$92,964

Gross profit:
Non-GAAP subscription gross profit	$204,186	$133,378			$699,381	$445,745
Non-GAAP professional services and other gross profit	6,027	4,873			34,454	22,382
Non-GAAP gross profit	$210,213	$138,251			$733,835	$468,127

Operating expenses:
GAAP sales and marketing expenses	$133,909	$95,764			$498,439	$341,119
Add back:
Stock-based compensation	(27,659)	(17,624)			(102,349)	(54,006)
Amortization of intangibles	(145)	(194)			(581)	(480)
Business combination and other related costs	—	—			—	(13)
Non-GAAP sales and marketing expenses	$106,105	$77,946			$395,509	$286,620

GAAP research and development expenses	$58,443	$42,026			$217,389	$148,258
Add back:
Stock-based compensation	(18,623)	(12,562)			(70,326)	(42,535)
Business combination and other related costs	—	—			—	(31)
Non-GAAP research and development expenses	$39,820	$29,464			$147,063	$105,692

GAAP general and administrative expenses	$33,247	$26,260			$126,604	$96,245
Add back:
Stock-based compensation	(9,190)	(7,790)			(38,357)	(29,674)
Amortization of intangibles (2)	(23)	(28)			(93)	(113)
Business combination and other related costs	—	—			—	(1,117)
Non-GAAP general and administrative expenses	$24,034	$18,442			$88,154	$65,341

GAAP total operating expenses	$225,599	$164,050			$842,432	$585,622
Add back:
Stock-based compensation	(55,472)	(37,976)			(211,032)	(126,215)
Amortization of intangibles (2)	(168)	(222)			(674)	(593)
Business combination and other related costs	—	—			—	(1,161)
Non-GAAP total operating expenses	$169,959	$125,852			$630,726	$457,653

Income (loss) from operations:
GAAP loss from operations	$(30,858)	$(36,684)			$(166,365)	$(151,835)
Add back:
Stock-based compensation	68,182	45,996			257,713	154,319
Amortization of intangibles (2)	2,930	3,087			11,761	6,818
Business combination and other related costs	—	—			—	1,172
Non-GAAP income from operations	$40,254	$12,399			$103,109	$10,474

Interest and other income (expense)
GAAP interest and other expense, net	$(4,796)	$(6,562)			$(26,647)	$(23,705)
Add back:
Amortization of debt discount and issuance costs for the convertible senior notes	7,973	7,451			31,097	29,059
Non-GAAP interest and other income, net	$3,177	$889			$4,450	$5,354

Income/ (loss) before provision for income taxes
GAAP loss before provision for income taxes	$(35,654)	$(43,246)			$(193,012)	$(175,540)
Add back:
Stock-based compensation	68,182	45,996			257,713	154,319
Amortization of intangibles (2)	2,930	3,087			11,761	6,818
Business combination and other related costs	—	—			—	1,172
Amortization of debt discount and issuance costs for the convertible senior notes	7,973	7,451			31,097	29,059
Non-GAAP income before provision for income taxes	$43,431	$13,288			$107,559	$15,828

Provision for income taxes:
GAAP provision for income taxes	$1,724	$1,417			$5,414	$3,847
Add back:
Income tax expense effects related to the above adjustments	9,152	6,953			34,750	21,987
Non-GAAP provision for income taxes	$10,876	$8,370			$40,164	$25,834

Net income (loss):
GAAP net loss	$(37,378)	$(44,663)			$(198,426)	$(179,387)
Add back:
Stock-based compensation	68,182	45,996			257,713	154,319
Amortization of intangibles (2)	2,930	3,087			11,761	6,818
Business combination and other related costs	—	—			—	1,172
Amortization of debt discount and issuance costs for the convertible senior notes	7,973	7,451			31,097	29,059
Income tax expense effects related to the above adjustments	(9,152)	(6,953)			(34,750)	(21,987)
Non-GAAP net income (loss)	$32,555	$4,918			$67,395	$(10,006)

Net income (loss) per share - basic and diluted:
GAAP net loss per share - basic and diluted	$(0.23)	$(0.30)			$(1.27)	$(1.23)
Non-GAAP net income (loss) per share - basic	$0.20	$0.03			$0.43	$(0.07)
Non-GAAP net income (loss) per share - diluted	$0.19	$0.03			$0.40	$(0.07)

Weighted-average shares used to compute net income (loss) per share - basic	159,718,874	148,666,257			155,706,643	145,355,543

GAAP weighted-average shares used to compute net loss per share - diluted	159,718,874	148,666,257			155,706,643	145,355,543
Effect of dilutive securities (stock options, restricted stock units and common stock subject to repurchase)	11,047,627	15,260,331			13,056,123	—
Non-GAAP weighted-average shares used to compute net income per share - diluted	170,766,501	163,926,588			168,762,766	145,355,543

(1) Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.

(2) The Non-GAAP amounts presented for the three and twelve months ended December 31, 2014 have been revised to exclude the amortization of other intangibles.

ServiceNow, Inc.
Reconciliation of Non-GAAP Financial Guidance

The financial guidance provided below is an estimate based on information available as of December 31, 2015. The company’s future performance and financial results are subject to risks and uncertainties, and actual results could differ materially from the guidance set forth below. Some of the factors that could affect the company’s financial results are stated above in this press release. More information on potential factors that could affect the company’s financial results is included from time to time in the company’s public reports filed with the SEC, including the company's Annual Report on Form 10-K filed on February 27, 2015, the company's Form 10-Q for the quarter ended September 30, 2015 filed on November 4, 2015 and the company's Form 10-K for the year ended December 31, 2015 to be filed with the SEC. The company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

	Three Months Ended	Three Months Ended		Constant currency
	March 31, 2016	March 31, 2015	Growth rates	growth rates (1)

Non-GAAP billings	$360 - $365 million	$268 million	34% - 36%	36% - 38%

Change in deferred revenue from Consolidated Statements of Cash Flows	62 million	56 million

GAAP revenue	$298 - $303 million	$212 million	41% - 43%	42% - 44%

Non-GAAP subscription gross margin	83%

Stock-based compensation expense	(3%)

Amortization of intangible assets	(1%)

GAAP subscription gross margin	79%

Non-GAAP professional services and other gross margin	9%

Stock-based compensation expense	(18%)

GAAP professional services and other gross margin	(9%)

Non-GAAP total gross margin	73%

Stock-based compensation expense	(5%)

Amortization of intangible assets	(1%)

GAAP total gross margin	67%

Non-GAAP operating margin	5%

Stock-based compensation expense	(27%)

Amortization of intangible assets	(1%)

GAAP operating margin	(23%)

Non-GAAP free cash flow margin	21%

Purchases of property and equipment as % of revenue	9%

GAAP net cash provided by operating activities as % of revenue	30%

Non-GAAP weighted-average shares used to compute net income per share - diluted	173 million

Effect of dilutive securities (stock options, restricted stock units)	(10 million)

GAAP weighted-average shares used to compute net loss per share - diluted	163 million

	Twelve Months Ended	Twelve Months Ended		Constant currency
	December 31, 2016	December 31, 2015	Growth rates	growth rates (1)
Non-GAAP billings	~$1,600 million	$1,201 million	33%	34%

Change in deferred revenue from cash flow	230 million - 260 million	196 million

GAAP revenue	$1,340 million - $1,370 million	$1,005 million	33% - 36%	34% - 37%

Non-GAAP operating margin	12%

Stock-based compensation expense	(25%)

Amortization of intangible assets	(1%)

GAAP operating margin	(14%)

Non-GAAP free cash flow margin	24%

Purchases of property and equipment as % of revenue	8%

GAAP net cash provided by operating activities as % of revenue	32%

Non-GAAP weighted-average shares used to compute net income per share - diluted	177 million

Effect of dilutive securities (stock options, restricted stock units)	(10 million)

GAAP weighted-average shares used to compute net loss per share - diluted	167 million

(1) Constant currency growth rates presented are derived from converting the current period estimates for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the current period estimated exchange rates.

CONTACT:
ServiceNow
Media Contacts:
Colleen Haikes, 669-262-2001
press@servicenow.com
Investor Contact:
ir@servicenow.com